UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 20, 2009

CoBiz Financial Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-15955

Colorado	84-0826324
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

821 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 293-2265

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On July 23, 2009 CoBiz Financial Inc. issued a press release announcing that it has completed an offering of $57 million of its common stock through a previously announced underwritten public offering, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The shares were issued pursuant to a prospectus supplement filed as part of a shelf registration statement previously filed with the Securities and Exchange Commission.

Item 9.01.    Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

99.1     Press Release issued July 23, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CoBiz Financial Inc.
(Registrant)
Date:	July 23, 2009
\s\ Lyne Andrich
Lyne Andrich
EVP & CFO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by CoBiz Financial Inc. on July 23, 2009